UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WELLGISTICS HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

3000 Bayport Drive, Suite 950

Tampa, FL 33607

June [      ], 2026

To Our Stockholders:

I am pleased to invite you to attend the Annual Meeting of Stockholders of Wellgistics Health, Inc., a Delaware corporation, which will be held on July 20, 2026, at 1pm Eastern Time. The Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location. The Notice of Annual Meeting of Stockholders and this Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by mail. If you decide to attend the Annual Meeting online, you will be able to vote electronically, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Wellgistics Health, Inc.

Yours truly,

/s/ Prashant Patel
Prashant Patel
President

2

3000 Bayport Drive, Suite 950
Tampa, FL 33607

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 20, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wellgistics Health, Inc. (the “Company,” “Wellgistics,” “we,” “us” or “our”) will be held on July 20, 2026, at 1pm Eastern Time, in virtual meeting format only, via live webcast (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”). The Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to attend, irrespective of location.

The Annual Meeting will be held for the following purposes:

1.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a change of name from “Wellgistics Health, Inc.” to “DataMeds AI, Inc.”;

2.	To approve an amendment to the Certificate of Incorporation to authorize 1,000,000 shares of the Company’s blank check preferred stock;

3.	To approve an amendment to the Wellgistics Health, Inc. Amended and Restated 2023 Equity Incentive Plan (the “Incentive Plan”) (1) to adjust the maximum annual increase from three percent (3%) to twenty (20%) of shares outstanding and (2) to reserve an additional 6,000 shares of super-voting preferred stock for issuance;

4.	To approve the designation of a new series of super-voting preferred stock and the issuance thereof to certain directors and executive officers of the Company, including the voting rights and powers associated with such series;

5.	To elect five directors from the nominees named in this Proxy Statement to hold office until our 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to their earlier resignation or removal;

6.	To ratify the appointment of Suri & Co., Chartered Accountants as the Company’s independent registered public accounting firm for the fiscal year 2026; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

No other business will be transacted at the Annual Meeting except the matters described in this Notice and any matters properly incident to the conduct of the Annual Meeting.

ANNUAL MEETING INFORMATION SUMMARY

Item	Summary
Who Can Vote	Stockholders of record at the close of business on June 22, 2026.

How You Can Vote	You may cast your vote via mail, telephone, or the Internet. You may also vote virtually at the Annual Meeting.

Who May Attend	All stockholders are cordially invited to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WGRX2026, where you will be able to listen to the meeting live, submit questions, and vote. Further instructions for how to participate are posted at www.shareholdermeeting.com/WGRX2026. If you are having difficulty accessing the webcast, please call 844-986-0822 or 303-562-9202 (International) to speak with a representative from Broadridge Financial Solutions, Inc., the vendor who is providing technical support for the webcast. You will need the control number printed on your proxy card in order to authenticate yourself as a shareholder and gain access to the meeting if you choose to participate virtually. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for ten (10) days prior to the Annual Meeting during ordinary business hours at 3000 Bayport Drive, Suite 950, Tampa, FL 33607, the Company’s principal place of business.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, AND “FOR” PROPOSAL 6, USING THE ENCLOSED PROXY CARD.

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote your shares of common stock by signing, dating, and mailing the proxy card in the envelope provided, or by going to www.virtualshareholdermeeting.com/WGRX2026 to vote using the Internet, or by calling 1-800-690-6903 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Annual Meeting.

All shares of common stock represented by a proxy received by July 20, 2026, at 1pm Eastern Time will be voted as specified in the proxy, unless validly revoked as described below. If you attend the Annual Meeting and wish to participate by voting virtually during the Annual Meeting, you may revoke your previously submitted proxy as described in this Proxy Statement.

For more information and up-to-date postings, please go to www.wellgisticshealth.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.

Regardless of the number of shares of our common stock that you own, your vote is important. Thank you for your continued support, interest, and investment in Wellgistics.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Prashant Patel
Prashant Patel
President

June [ ], 2026

3

3000 Bayport Drive, Suite 950
Tampa, FL 33607

PROXY STATEMENT

To be held on July 20, 2026

The Board of Directors of Wellgistics Health, Inc. (the “Board”) is soliciting your proxy to vote at the Annual Meeting to be held on July 20, 2026, at 1pm Eastern Time, in a virtual-only format online by accessing www.virtualshareholdermeeting.com/WGRX2026 and at any adjournment, postponement, or continuation thereof.

This Proxy Statement contains information relating to the Annual Meeting. This Annual Meeting of stockholders will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You will be able to attend and participate in the Annual Meeting online via a live webcast by visitingwww.virtualshareholdermeeting.com/WGRX2026. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing a proxy card, as more fully described herein, you are designating Prashant Patel, our President, as your proxy for the Annual Meeting and authorizing Mr. Patel to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Patel as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this Proxy Statement and proxy card because our Board is soliciting your proxy to vote at the Annual Meeting and any adjournment, postponement, or continuation thereof. This Proxy Statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, and return the proxy card or vote over the Internet, or by phone.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

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How do I attend the Annual Meeting?

The Annual Meeting will be held on July 20, 2026, at 1pm Eastern Time in a virtual format online by accessing www.virtualshareholdermeeting.com/WGRX2026. Information on how to vote at the Annual Meeting is discussed below.

Who is entitled to vote?

The Board has fixed the close of business on June 22, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were [2,647,198] shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal described in this Proxy Statement and properly presented at the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer Company, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company. If your shares are held in a stock brokerage account, a bank, or other holder of record, you are considered to be the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How will my shares be voted if I give no specific instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I voting on?

There are six (6) matters scheduled for a vote. The first matter is a proposal to approve an amendment to the Certificate of Incorporation to effect a change of name from “Wellgistics Health, Inc.” to “DataMeds AI, Inc.” (the “Name Change Proposal”). The second matter is a proposal to approve an amendment to the Certificate of Incorporation to authorize 1,000,000 shares of the Company’s blank check preferred stock (the “Preferred Stock Authorization Proposal”). The third matter is a proposal to amend the Wellgistics Health, Inc. Amended and Restated 2023 Equity Incentive Plan (the “Incentive Plan”) (1) to adjust the maximum annual increase from three percent (3%) to twenty (20%) of shares outstanding and (2) to reserve an additional 6,000 shares of super-voting preferred stock for issuance (the “Incentive Plan Amendment Proposal”). The fourth matter is a proposal to approve the designation of a new series of super-voting preferred stock and to approve the issuance of such super-voting preferred stock to certain directors and executive officers, including the voting rights and powers associated with such series (the “Super-Voting Preferred Stock Proposal”). The fifth matter is a proposal to elect five directors to the Board (the “Election of Directors Proposal”). The sixth matter is to ratify the appointment of Suri & Co., Chartered Accountants as the Company’s independent registered public accounting firm for the fiscal year 2026 (the “Appointment of Independent Registered Public Accounting Firm Proposal”).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. The proxy holder also will have discretionary authority to vote on matters properly incident to the conduct of the Annual Meeting, including, if the Board determines it is appropriate, to vote to adjourn, postpone, or continue the Annual Meeting for the purpose of soliciting additional proxies in accordance with the Board’s recommendations. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxy holder to vote on those matters in accordance with his best judgment.

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How do I vote?

If you are a stockholder of record, for your convenience you have three methods of voting. You may vote by Internet using the website address on your vote instruction form, you may vote by mail by marking, dating, signing, and promptly mailing the proxy card, or you may attend and vote at the Annual Meeting held in virtual format. If you are a beneficial owner of shares held in street name, for your convenience you also have three methods of voting. You may vote by Internet using the website address on your vote instruction form, you may vote by mail by marking, dating, signing, and promptly mailing the vote instruction form, or you may obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting held in virtual format.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

Holders of record of shares of our common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on each proposal described in this Proxy Statement and properly presented at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, [1,323,600] shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted “For” the Name Change Proposal, “For” the Preferred Stock Authorization Proposal, “For” the Incentive Plan Amendment Proposal, “For” the Super-Voting Preferred Stock Proposal, “For” the Election of Directors Proposal and “For” the Appointment of Independent Registered Public Accounting Firm Proposal. If any other matters properly incident to the conduct of the Annual Meeting come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Patel, the Board’s designated proxy holder. If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers, and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For” and “Against,” as well as abstentions and broker non-votes, with respect to each proposal. Broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast with respect to any proposal. However, because approval of each proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon, broker non-votes and abstentions will have the practical effect of votes cast against each proposal.

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What is a broker non-vote?

A bank, broker, or other nominee holding the shares of common stock in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s share of common stock with respect to “routine” matters if the client does not provide voting instructions. The Election of Directors Proposal and Appointment of Independent Registered Public Accounting Firm Proposal are considered routine matters, which means that your broker or other nominee will have discretionary authority to vote your shares held in street name on these matters. The broker or other nominee, however, is not permitted to vote the client’s share of common stock with respect to “non-routine” matters without voting instructions. A “broker non-vote” occurs when the broker or other nominee does not vote on a particular proposal because that broker or other nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. The Company expects that the Name Change Proposal, the Preferred Stock Authorization Proposal, the Incentive Plan Amendment Proposal, and the Super-Voting Preferred Stock Proposal will each be treated as a non-routine matter, which means that your broker or other nominee will not have discretionary authority to vote your shares held in street name on these matters. Accordingly, in the absence of your voting instructions, your broker or nominee may not vote your shares on the proposals.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

Proposal	Board Recommendation	Votes Required	Voting Options
Proposal No. 1: Name Change Proposal	FOR	The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the Name Change Proposal.	“FOR” / “AGAINST” / “ABSTAIN”
Proposal No. 2: Preferred Stock Authorization Proposal	FOR	The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the Preferred Stock Authorization Proposal.	“FOR” / “AGAINST” / “ABSTAIN”
Proposal No.3: Incentive Plan Amendment Proposal	FOR	The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the Incentive Plan Amendment Proposal.	“FOR” / “AGAINST” / “ABSTAIN”
Proposal No. 4: Super-Voting Preferred Stock Proposal	FOR	The affirmative vote of a majority of the outstanding shares of common stock is required for approval of the Super-Voting Preferred Stock Proposal.	“FOR” / “AGAINST” / “ABSTAIN”
Proposal No. 5: Election of Directors Proposal	FOR each of the Director Nominees	The affirmative vote of a majority of the outstanding shares of common stock is required for each of the Director Nominees for approval of this Election of Directors Proposal.	“FOR” / “AGAINST” / “ABSTAIN” for each of the Director Nominees
Proposal No. 6: Appointment of Independent Registered Public Accounting Firm Proposal	FOR	The affirmative vote of a majority of the outstanding shares of common stock is required for approval of this Appointment of Independent Registered Public Accounting Firm Proposal.	“FOR” / “AGAINST” / “ABSTAIN”

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What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present for purposes of determining the presence of a quorum. However, because approval of each proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon, abstentions will have the practical effect of votes cast against the proposal.

What are the voting procedures?

With regard to all proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form, or by voting virtually at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Wellgistics Health, Inc., 3000 Bayport Drive, Suite 950, Tampa, FL 33607. Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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CORPORATE GOVERNANCE

The following is a list of our directors and executive officers as of June 18, 2026.

Name	Age	Position	Director Since
Prashant Patel(1)	51	President	2022
Eric Sherb	39	Interim Chief Financial Officer
Dr. Shafaat Pirani	36	Chief Clinical Officer
Suren Ajjarapu(1)	55	Chairman of Board	2022
Donald Fell(1)(2)	80	Director	2025
Gary Harman(1)(2)	61	Director	2026
Marlene Velez(1)	46	Director	2026

1. Currently up for re-election as a director on the Board at the Annual Meeting.

2. Independent Director

Executive Officers

Prashant Patel Mr. Patel has served as a member of the Board of Directors of the Company since 2022 and was re-appointed as President of the Company effective October 3, 2025, having previously served as Chief Strategy Officer and Vice Chairman of the Board until his resignation on August 8, 2025. Mr. Patel served on the board of Scienture from its acquisition of TRxADE Group, Inc., a Nevada corporation, on January 8, 2014, until January 16, 2025. He is an entrepreneur and a registered pharmacist with experience in multiple aspects of the pharmaceutical supply chain. He started several startups including retail and community pharmacy before expanding into pharmaceutical distribution and sales, focusing on pharmaceutical disposal and reverse distribution. He has also been a consultant to several return logistics pharmaceutical companies over the years. Mr. Patel possesses an excellent vision to bring transparency, efficiency and cost benefits to US pharmaceutical channel partners. After graduating with a BPharm from the University of Nottingham, UK, Mr. Patel completed an MSc in Transport, Trade and Finance from Cass Business School, City University, UK. Mr. Patel is not independent as a result of his position as President of the Company.

Eric Sherb Mr. Sherb was appointed as Interim Chief Financial Officer of the Company effective October 7, 2025. He is a CPA with 16 years of experience in accounting advisory, auditing and mergers and acquisitions. Mr. Sherb began his career at PricewaterhouseCoopers in New York City across a variety of industries including hedge funds, manufacturing and healthcare. Following his time at PricewaterhouseCoopers, Mr. Sherb served as Audit Manager at RBSM LLP and Senior Manager at CFGI. Since October 2018, Mr. Sherb has been a founder and owner of EMS Consulting Services, LLC. Mr. Sherb has extensive experience in financial reporting and governance within the capital markets, including IPOs, direct listings, SPAC and de-SPAC transactions. He has served as chief financial officer and provided financial consultancy services for several Nasdaq and OTC clients, most recently Scienture Holdings (Nasdaq: SCNX). Mr. Sherb serves as interim Chief Financial Officer pursuant to a Consulting Agreement between the Company and EMS Consulting Services, Inc., an entity controlled by Mr. Sherb, on a hourly consulting basis.

Dr. Shafaat Pirani joined the Company as Chief Clinical Officer in February 2023. Dr. Pirani has over 10 years of experience across various sectors of pharmacy including interdisciplinary clinical care, mail-order operations, pharmaceutical supply chain, and digital health. Most recently, he led the business and product teams to create sustainable digital health programs and applications while serving as the Chief Clinical and Regulatory Compliance Officer for TRxADE Health, Inc., (NASDAQ: MEDS). He is a Board-Certified Geriatric Pharmacist and holds various certifications for medication therapy management, pharmacogenomics, and teaching with several prestigious universities across Florida. Dr. Pirani earned his Doctorate of Pharmacy from the University of South Florida College of Pharmacy and is an honorary member of Phi Lambda Sigma, the distinguished pharmacy leadership society. Dr. Pirani is committed to clinical excellence and focused on innovating health-tech to build patient-centric digital health solutions that create value for all stakeholders across the healthcare continuum while improving access and outcomes for patients.

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Suren Ajjarapu is Chairman of the board of directors of the Company. Mr. Ajjarapu has served TRxADE as Chairman of the Board, Chief Executive Officer, and Secretary since TRxADE’s acquisition of TRxADE Nevada on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of TRxADE Nevada since its inception. Mr. Ajjarapu has also served as Chairman and Chief Executive Officer of Kernel Group Holdings, Inc. (NASDAQ: KRNL), a special purpose acquisition company, since December 2022, served as Chairman and Chief Executive Officer of Oceantech Acquisitions I Corp. (NASDAQ: OTEC), a special purpose acquisition company, since March 2023, served as Chairman and Chief Executive Officer of PowerUp Acquisition Corp. (NASDAQ: PWUP), a special purpose acquisition company, since August 2023, and served as a director and the Chief Executive Officer of Integrated Wellness Acquisition Corp (NYSE: WEL), a special purpose acquisition company, since January 2024 and February 2024, respectively. Mr. Ajjarapu served as Chairman and Chief Executive Officer of Aesther Healthcare Acquisition Corp. (NASDAQ: AEHA), a special purpose acquisition company, from June 2021 until the completion of its initial business combination in February 2023. Mr. Ajjarapu now serves as a director of the post-combination company Ocean Biomedical, Inc. (NASDAQ: OCEA). Mr. Ajjarapu served as Chairman and Chief Executive Officer of Semper Paratus Acquisition Corporation (NASDAQ: LSGT), a special purpose acquisition company, from June 2023 until the completion of its initial business combination in February 2024. Mr. Ajjarapu now serves as a director of the post-combination company Tevogen Bio Holdings Inc. (Nasdaq AMERICAN: TVGN). Mr. Ajjarapu also serves as a director and is the former Chief Executive Officer of the Company. Mr. Ajjarapu has served on the board of directors of Kano Energy, Inc, which is involved in developing renewable natural gas sites in USA, since 2018. Mr. Ajjarapu has also served as Chairman of Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, Chief Executive Officer and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, Chief Operating Officer, and Director of Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Non-Employee Directors

Donald Fell Mr. Fell’s career has spanned over 40 years with a variety of academic and business organizations. He has served as an independent director of the following public companies: TRxADE HEALTH, INC. and Trxade Nevada from January 2014 until 2024; Aesther Healthcare Acquisition Corp. from 2021 – 2023; Oceantech Acquisition Corp. from 2022 through 2023; Semper Paratus Acquisition Corp. from 2023 through 2024; Kernel Group Holdings Corp. from 2023 through 2024 and Powerup Acquisitions Corp. from 2023 through 2024. He also formerly served on the board of Fiona Consumer Products Pvt. Ltd. (Delhi, India).

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He presently serves as independent director for the following corporations: Integrated Wellness Acquisition Corp. since 2023; Scienture Holdings, Inc. since 2024; Aspire Biopharma Holdings, Inc. since 2025; Crown Reserve Acquisition Corp. since 2025. He serves on the audit, compensation, governance and nominations committees for those companies. He presently serves as special advisor to the University of South Florida Economics Department.

From 1992 - 2025 he served as Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct graduate professor of economics for the University of Colorado, Colorado Springs. Mr. Fell previously held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute from 1995 to 2012. Mr. Fell was also a visiting MBA professor at the University of LaRochelle, France, and an adjunct professor of economics at both Illinois State University and The Ohio State University. He has served as a manufacturing engineering/econometric consultant to Sundstrand Corporation and consultant to a variety of non profit organizations.

Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and has all but dissertation (ABD) in economics from Illinois State University. In his academic positions he has lectured throughout the U.S., Canada, the Islands, Eastern Europe and Asia on global economics and environmental economics topics.

Gary Herman Mr. Herman has been a member of the board since February 2026. Is a seasoned investor with extensive investment and business experience. Since October 2024, he has served as Chief Executive Officer and Interim Chief Financial Officer of Advent Technologies Holdings, Inc. Since 2021 he has been the Chief Operating Officer of Galloway Capital Partners. From 2005 to 2020, Mr. Herman was affiliated with Arcadia Securities, LLC, a New York-based broker-dealer, and co-managed Strategic Turnaround Equity Partners, LP (Cayman) and its affiliated entities. From January 2011 to August 2013, he co-managed Abacoa Capital Master Fund, Ltd., a global macro-focused investment fund. Earlier in his career, Mr. Herman served as an investment banker with Burnham Securities, Inc. from 1997 to 2002. From 1993 to 1997, he was a Managing Partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman holds a B.S. in Political Science from the University at Albany, Rockefeller College of Public Affairs & Policy, with minors in Business and Music. Mr. Herman has significant experience serving on the boards of both public and private companies. He also serves on the boards of Advent Technologies Holdings, Inc. (OTCQB: ADNH) and SusGlobal Energy Corp. (OTCQB: SNRG).

Marlene Velez. Ms. Velez has more than 20 years of executive leadership experience, including roles in operations, human capital management, and business development. She is the co-founder of VRealty Partners, a real estate and business brokerage firm, and the founder and Chief Executive Officer of MVPartners Group, a business advisory firm, positions she has held since 2020 and 2024, respectively.

Prior to her entrepreneurial roles, Ms. Velez served as Chief People & Culture Officer at Power Design, Inc., an electrical contracting company, where she was employed for approximately 20 years. During her tenure, she supported the company’s growth from a regional business to a national organization with a significantly expanded workforce.

Ms. Velez currently serves on the Associate Board of Grow Financial Federal Credit Union and on the Board of Directors of Junior Achievement of Tampa Bay. She also serves on an advisory board at the University of South Florida.

Ms. Velez holds an Executive Master of Business Administration and a Bachelor of Arts in Psychology from the University of South Florida. She also holds the Associate Certified Coach (ACC) credential from the International Coaching Federation and the Senior Professional in Human Resources (SPHR) designation from the HR Certification Institute.

Family Relationships

There are no family relationships among any of our directors or executive officers.

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Audit Committee

Our Board of Directors has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Gary Herman, who serves as Chairman of the Audit Committee, Donald Fell and Marlene Velez. Our Board of Directors has determined that Mr. Herman qualifies as an audit committee financial expert within the meaning of the rules and regulations of the SEC and meets the financial sophistication requirements of Nasdaq listing rules. In making this determination, our Board of Directors considered Mr. Herman’s formal education and previous experience in financial roles.

Our Board of Directors has also determined that Mr. Herman satisfies the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. Mr. Herman can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements.

Both the Company’s independent registered public accounting firm and management periodically will meet privately with the Audit Committee. The Audit Committee is responsible for, among other things:

●	Evaluating the performance, independence and qualifications of the Company’s independent auditors and determining whether to retain the Company’s existing independent auditors or engage new independent auditors;
●	monitoring the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
●	Reviewing the integrity, adequacy and effectiveness of the Company’s internal control policies and procedures;
●	Preparing the audit committee report required by the SEC to be included in the Company’s annual proxy statement;
●	Discussing the scope and results of the audit with the Company’s independent auditors, and reviewing with management and the Company’s independent auditors the Company’s interim and year-end operating results;
●	Establishing and overseeing procedures for employees to submit concerns anonymously about questionable accounting or auditing matters;
●	Reviewing the Company’s guidelines and policies on risk assessment and risk management;
●	Reviewing and approving related party transactions;
●	Obtaining and reviewing a report by the Company’s independent auditors at least annually, that describes the Company’s independent auditors’ internal quality control procedures, any material issues raised by review under such procedures, and any steps taken to deal with such issues when required by applicable law; and
●	Approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by the Company’s independent auditors.

The composition and function of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations, and Nasdaq listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Nominating and Compensation Committee

Our Board of Directors has appointed Donald Fell and Marlene Velez to serve on the Nominating and Compensation Committee of the Board of Directors. Our Board of Directors has determined that Mr. Fell is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the independence requirements of Nasdaq. The functions of the Nominating and Compensation Committee include, among other things:

●	Approving the retention of compensation consultants and outside service providers and advisors;
●	Reviewing and approving, or recommending that the Board of Directors approve, the compensation of the Company’s executive officers, including annual base salary, annual incentive bonuses, specific performance goals relevant to their compensation, equity compensation, and employment agreements;
●	Reviewing and recommending to the Board of Directors the compensation of the Company’s directors;
●	Administering and determining any award grants under the Company’s equity and non-equity incentive plans;
●	Reviewing and evaluating succession plans for the Company’s executive officers;
●	Preparing the compensation committee report required by the SEC to be included in the Company’s annual proxy statement;
●	Periodically reviewing the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives;
●	Identifying, evaluating, and recommending individuals qualified to become members of the Board of Directors and its committees;
●	Evaluating the performance of the Board of Directors and of individual directors;
●	Reviewing the Company’s environmental and social responsibility policies and practices;
●	Developing and recommending corporate governance guidelines to the Board of Directors; and
●	Overseeing an annual evaluation of the Board of Directors and management.

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The composition and function of the Nominating and Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations, and Nasdaq listing rules. The Company will comply with future requirements to the extent they become applicable to the Company.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Nominating and Compensation Committee has at any time during the prior three years been an officer or employee of the Company. Furthermore, none of the Company’s executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s board of directors or compensation committee.

Code of Business Conduct and Ethics

Our board of directors has adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our code of ethics is available through our website at https://wellgisticshealth.com/code-of-ethics. We intend to disclose any changes in our code of ethics or waivers from it that apply to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions by posting such information on our website or by filing with the SEC a Current Report on Form 8-K, in each case in accordance with applicable SEC or Nasdaq rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file. Based on its review of the forms filed with the SEC, or representations from reporting persons, the Company believes that all of its directors, executive officers, and greater than 10% beneficial owners filed such reports in a timely manner, except that Prashant Patel, Suren Ajjarapu and Eric Sherb failed to timely file a Form 3 upon becoming a reporting person and subsequently filed such Form 3 late.

Insider Trading Policy

All employees, officers and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in Company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information. The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

EXECUTIVE COMPENSATION

We are an “emerging growth company” within the meaning of the Securities Act and have elected to comply with the reduced compensation disclosure requirements available to such emerging growth companies. Under Item 402 of Regulation S-K, (i) our principal executive officer or the individual in a similar capacity during the year ended December 31, 2025, regardless of compensation level, (ii) our two most highly compensated executive officers other than persons described in the preceding clause (i) who were serving as our executive officers at December 31, 2025; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2025, are considered our “named executive officers” or “NEOs.”

As of December 31, 2025, our NEOs and their respective positions were:

●	Prashant Patel, President;
●	Suren Ajjarapu, Chairman of Board;
●	Srini Kalla, Chief Information Officer;
●	Eric Sherb, Chief Financial Officer.

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2025 Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Brian Norton, Former Chief Executive Officer (1)	2025	$388,711	$-	$24,300,000	$-	$-	$24,688,711
	2024	$-	$-	$-	$-	$-	$-

Timothy Canning, Former Chief Executive Officer (2)	2025	$103,708	$-	$832,500	$-	$-	$936,208
	2024	$300,000	$-	$-	$-	$30,000	$330,000

Prashant Patel, President (3)	2025	$5,882	$-	$11,838,516	$-	$-	$11,844,398
	2024	$400,000	$-	$-	$-	$-	$400,000

Suren Ajjarapu, Chairman of Board (3)	2025	$5,882	$-	$11,838,516	$-	$-	$11,844,398
	2024	$400,000	$-	$-	$-	$-	$400,000

Srini Kalla, Chief Information Officer (4)	2025	$233,226	$-	$850,666	$-	$-	$1,083,892
	2024	$62,500	$-	$-	$-	$-	$62,500

Charles Wilson, Former Chief Operating Officer (5)	2025	$88,127	$-	$386,666	$-	$-	$474,93
	2024	$-	$-	.	$-	$-	$-

Mark, DiSiena, Former Chief Financial Officer (6)	2025	$236,889	$-	$-	$-	$-	$236,889
	2024	$-	$-	.	$-	$-	$-

Vishnu Balu, Former Chief Financial Officer (7)	2025	$83,019	$-	$-	$-	$-	$83,019
	2024	$-	$-	.	$-	$-	$-

Eric Sherb, Chief Financial Officer	2025	$42,570	$-	$-	$-	$-	$42,570
	2024	$-	$-	.	$-	$-	$-

During the fiscal year 2025, the Company granted stock awards to certain NEOs.

(1)	Brian Norton, Former Chief Executive Officer, received 9,000,000 stock awards with a grant date fair value of $24,300,000. Mr. Norton resigned
(2)	Timothy Canning, Former Chief Executive Officer, received 750,000 stock awards with a grant date fair value of $832,500. Mr. Canning resigned from the Company effective February 28, 2025.
(3)	Prashant Patel, President, and Suren Ajjarapu, Chairman of the Board, each received stock awards 4,082,247, including shares granted to their respective affiliates, with an aggregate grant date fair value of $11,838,516.
(4)	Srini Kalla, Chief Information Officer, received 293,333 stock awards with a grant date fair value of $850,666. Mr. Kalla resigned from the Company effective [___________], 2026.
(5)	Charles Wilson, Chief Operating Officer, received 133,333 stock awards with a grant date fair value of $386,666. Mr. Wilson resigned from the Company effective March 13, 2025.
(6)	Mark Disiena resigned from the Company effective October 6, 2025.
(7)	Vishnu Balu resigned from the Company effective April 30, 2025.

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Narrative to the 2025 Summary Compensation Table

Employment Agreements.

Mr. Ajjarapu entered into an executive employment agreement with the Company on August 9, 2023. The initial term of the agreement begins on December 31, 2023, and expires on December 31, 2025. The term will be automatically renewed until the agreement is terminated pursuant to its terms. Mr. Ajjarapu’s initial annual base salary is $400,000 and such base salary will be subject to adjustment by the compensation committee each year. Mr. Ajjarapu is also eligible to receive a yearly cash, stock, or equity bonus and a yearly performance bonus of up to 200% of his base salary. Such bonus amounts will be determined by the compensation committee. Furthermore, Mr. Ajjarapu will receive shares of the Company’s common stock as of December 31 for the entirety of the term of the agreement. In addition to certain customary benefits, Mr. Ajjarapu will receive a monthly automobile allowance of $2,000.

Mr. Patel entered into an executive employment agreement with the Company on August 9, 2023. The initial term of the agreement began on December 31, 2023, and expires on December 31, 2025. The term will be automatically renewed until the agreement is terminated pursuant to its terms. Mr. Patel’s initial annual base salary is $400,000 and such base salary will be subject to adjustment by the compensation committee each year. Mr. Patel is also eligible to receive a yearly cash, stock, or equity bonus and a yearly performance bonus of up to 200% of his base salary. Such bonus amounts will be determined by the compensation committee. Furthermore, Mr. Patel will receive shares of the Company’s common stock as of December 31 for the entirety of the term of the agreement. In addition to certain customary benefits, Mr. Patel will receive a monthly automobile allowance of $2,000.

Dr. Pirani entered into an executive employment agreement with the Company on February 10, 2023. The initial term of the agreement began on June 16, 2024, the date of closing of the Wood Sage Acquisition, and expires on June 30, 2028. The term will be automatically renewed until the agreement is terminated pursuant to its terms. Dr. Pirani’s initial annual base salary is $275,000 and such base salary will be subject to adjustment by the board of directors each year. Dr. Pirani is also eligible to receive a yearly cash, stock, or equity bonus and a yearly performance bonus of up to 20% of his base salary. Such bonus amounts will be determined by the board of directors. Furthermore, Dr. Pirani will receive shares of the Company’s common stock as of December 31 for the entirety of the term of the agreement.

Mr. Canning entered into an executive employment agreement with Wellgistics Health on January 18, 2024. The initial term of the agreement expires on December 31, 2026, and the term will be automatically renewed until the agreement is terminated pursuant to its terms. Mr. Canning’s initial annual base salary is $300,000 and such base salary will be subject to adjustment by the compensation committee each year. Mr. Canning is also eligible to receive a yearly cash, stock, or equity bonus and a yearly performance bonus of up to 75% of his base salary. Such bonus amounts will be determined by the compensation committee. In addition to certain customary benefits, Mr. Canning will receive a monthly apartment allowance of $2,500. Mr. Canning resigned from the Company effective February 28, 2025.

Mr. Norton succeeded Mr. Canning as the Company’s Chief Executive Officer effective February 28, 2025. On March 3, 2025, we entered into an executive employment agreement with Mr. Norton. The initial term of the agreement began on March 3, 2025, and expires on December 31, 2025. The term will be automatically renewed until the agreement is terminated pursuant to its terms. The agreement provides for an annual base salary of $490,000. Mr. Norton’s base salary may increase as determined by the Compensation Committee of the Company’s Board of Directors in its sole discretion, and will increase by 5% in the event Mr. Norton meets at least 90% of certain annual performance metrics established by the Compensation Committee. Furthermore, Mr. Norton is eligible for a performance based bonus of up to 100% of his base salary as determined by the Compensation Committee that is contingent upon the achievement of certain performance objectives and a yearly discretionary cash stock or equity bonus in an amount determined by the Compensation Committee. Mr. Norton’s employment agreement provides an automobile allowance of $1,000 per month and a relocation allowance of $15,000. On the Effective Date, Mr. Norton will be granted Restricted Stock Units (“RSU”) Awards of 9,000,000 shares of the Company’s common stock that vest over three years in equal amounts contingent upon the Company realizing certain gross revenue and gross profit targets. In the event that Mr. Norton resigns for “good reason” or is terminated by the Company without “cause,” each as defined in Mr. Norton’s employment agreement, or a change of control takes place, all outstanding and unvested RSUs will immediately accelerate and vest in full. Under Mr. Norton’s employment agreement, Mr. Norton will be eligible for other employee benefits in accordance with the Company’s policies and plans.

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Components of Compensation for Fiscal Year 2025

Base Salary and Bonuses. As existing executive officers and NEOs, receive a base salary and bonuses to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salary amounts will be established based on consideration of, among other factors, the scope of the NEO’s position, responsibilities and years of service and the compensation committee’s general knowledge of the competitive market, based on, among other things, experience with other similarly situated companies and Wellgistics Health’s industry and market data reviewed by the compensation committee.

Incentive Plan. We have adopted the Amended and Restated 2023 Equity Incentive Plan (the “Incentive Plan”) in order to facilitate the grant of equity incentives to our directors, employees (including our NEOs) and consultants and certain of our affiliates and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The below sets forth the principal features of the Incentive Plan.

Administration. The Incentive Plan is administered by the compensation committee of the board of directors, which may delegate different levels of authority to different committees or persons with administrative and grant authority under the Incentive Plan (referred to collectively as the “Administrator”), subject to certain limitations that may be imposed under the Incentive Plan, Section 16 of the Exchange Act and/or stock exchange rules, as applicable. The Administrator has broad authority under the Incentive Plan, including, without limitation, the authority:

●	to select eligible participants and determine the type(s) of award(s) that they are to receive;

●	to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

●	to determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);

●	to cancel, modify, or waive our rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

●	subject to the other provisions of the Incentive Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

●	to determine the method of payment of any purchase price for an award or shares of the Company’s common stock delivered under the Incentive Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or other acceptable instrument, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

●	to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where we or one of our subsidiaries operates or where one or more eligible participants reside or provide services;

●	to approve the form of any award agreements used under the Incentive Plan; and

●	to construe and interpret the Incentive Plan, make rules for the administration of the Incentive Plan, and make all other determinations for the administration of the Incentive Plan.

Eligibility. All of our officers and employees and officers and employees of our subsidiaries (including all of our named executive officers), each of the members of our board of directors who are not employed by us or any of our subsidiaries (“Non-Employee Directors”), and certain independent contractor consultants who provide bona fide services to us or one of our affiliates are eligible to receive awards under the Incentive Plan.

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Limitation on Awards and Shares Available. The number of shares initially available for issuance under awards granted pursuant to the Incentive Plan is 43,506,064 shares of the Company’s common stock (the “Share Limit”). In addition, the Share Limit shall automatically increase on January 1 of each calendar year during the term of the Incentive Plan, by an amount equal to the lesser of (i) three percent (3%) of the total number of shares of the Company’s common stock issued and outstanding on December 31 of the immediately preceding calendar year or (ii) such number of shares of the Company’s common stock as may be established by the Administrator.

The following other limits are also contained in the Incentive Plan. These limits are in addition to, and not in lieu of, the Share Limit for the plan described above.

●	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is the Share Limit. (For clarity, any shares issued in respect of incentive stock options granted under the plan will also count against the overall Share Limit above.)

●	Awards that are granted under the Incentive Plan during any one calendar year to any person who, on the grant date of the award, is a Non-Employee Director shall not exceed the number of shares that produce a grant date fair value for the award that, when combined with (i) the grant date fair value of any other awards granted under the Incentive Plan during that same calendar year to that individual in his or her capacity as a Non-Employee Director and (ii) the dollar amount of all other cash compensation payable by Wellgistics Health to such Non-Employee Director for his or her services in such capacity during that same calendar year (regardless of whether deferred and excluding any interest or earnings on any portion of such amount that may be deferred), is $750,000; provided that this limit is $1,000,000 as to any new Non-Employee Director for the calendar year in which the non-employee director is first elected or appointed to the board of directors. For purposes of this limit, the “grant date fair value” of an award means the value of the award as of the date of grant of the award and as determined in accordance with Accounting Standards Codification (“ASC”) Topic 718, Compensation - Stock Compensation (“ASC 718”) or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions. This limit does not apply to, and will be determined without taking into account, any award granted to an individual who, on the grant date of the award, is an officer or employee of Wellgistics Health or one of its subsidiaries. This limit applies on an individual basis and not on an aggregate basis to all Non-Employee Directors as a group.

Awards. The Incentive Plan authorizes stock options, stock appreciation rights, and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. The Incentive Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards Under the Incentive Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Incentive Plan. Incentive stock options may only be granted to employees of Wellgistics Health or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and generally may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the Incentive Plan include, without limitation, stock bonuses, restricted stock, restricted stock units, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Any awards under the Incentive Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

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Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights as a component of an award of restricted stock units or as a freestanding award. Dividend equivalent rights may be settled in cash or shares of the Company’s common stock, or a combination thereof. A dividend equivalent right granted as a component of an award of restricted stock units will provide that such dividend equivalent right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other award, and that such dividend equivalent right shall expire or be forfeited or annulled under the same conditions as such other award.

Assumption and Termination of Awards. If an event occurs in which we do not survive (or does not survive as a public company in respect of the Company’s common stock), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets of the Company, awards then-outstanding under the Incentive Plan will not automatically become fully vested pursuant to the provisions of the Incentive Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the Incentive Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested (with any performance goals applicable to the award being deemed met at the “target” performance level), subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the Incentive Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment.

Transfer Restrictions. Subject to certain exceptions contained in Section 12(b) of the Incentive Plan, awards under the Incentive Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Incentive Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The Incentive Plan does not limit the authority of our board of directors or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the Incentive Plan. The board of directors may amend or terminate the Incentive Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the board of directors. Unless terminated earlier by the board of directors and subject to any extension that may be approved by stockholders, the authority to grant new awards under the Incentive Plan will terminate on the tenth anniversary of its establishment. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the Incentive Plan. The following is a summary of some of the material federal income tax consequences to participants in the Incentive Plan under current federal tax laws. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state, local or international income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules. This summarized tax information is not tax advice.

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With respect to nonqualified stock options, we generally are entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we generally are not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Incentive Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); restricted stock units, bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Incentive Plan in connection with a “change in control” (as this term is used under the Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if we exceed certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 payable to current or former named executive officers (including amounts attributable to equity-based and other incentive awards) may not be deductible by us in certain circumstances.

Other Elements of Compensation

Retirement Plans. We intend to adopt and maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. We expect that our NEOs will be eligible to participate in the 401(k) plan on the same terms as other full-time, salaried employees. The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through a 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes its employees, including its NEOs, in accordance with its compensation policies.

Health/Welfare Plans. We intend for all of its full-time, salaried employees, including its NEOs, to be eligible to participate in our health and welfare plans, which we expect to include: medical, dental, and vision benefits, and life and accidental death and dismemberment insurance.

No Tax Gross-Ups. We do not intend to make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by us.

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Director Compensation

Summary Independent Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-executive director of the Company for some portion or all of 2025. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation above.

Name	Fees earned or paid in cash	Stock Awards**	Option Awards***	Total
Donald W. Anderson*	$145,000	$580,000		$725,000
Rebecca Shanahan*	110,000	580,000	-	690,000
Sajid Syed*	-	191,400	-	191,400
Donald Fell	20,000	-	-	20,000
Howard Doss*	20,000	-	-	20,000
Michael Peterson*	60,000	182,600	-	242,600
Steven Lee*	20,000	-	-	20,000
Prashant Patel	7,500	-	-	7,500
Suren Ajjarapu	7,500	-	-	7,500
	$390,000	$1,534,000	$-	$1,909,000

* Former director

**Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of restricted shares and option awards are set forth in the Critical Accounting Estimates as disclosed in our Consolidated Financial Statements for the year ended December 31, 2023. The amount reported in this column reflects the accounting cost for these awards and does not correspond to the actual economic value that may be received by the director upon the vesting of the restricted shares, the exercise of the stock options, or any sale of the underlying shares of common stock.

*** Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with the Black-Scholes option pricing model. The Black-Scholes model considers several variables and assumptions in estimating the fair value of stock-based awards. These variables include the per share fair value of the underlying common stock, exercise price, expected term, risk-free interest rate, expected annual dividend yield and the expected stock price volatility over the expected term. The Company estimates volatility by reference to the historical volatilities of the Company. The risk-free interest rate is based on the yield available on U.S. Treasury zero-coupon issues similar in duration to the expected term of the equity-settled award.

Independent Director Compensation Policy

We previously entered into individual agreements with each of its independent directors where we agreed to pay Mr. Anderson and Ms. Shanahan an annual cash retainer of $50,000 and Mr. Peterson an annual cash retainer of $120,000 per year. In addition, we agreed to carry director and officer insurance for Mr. Peterson and to make a one-time issuance of 200,000 shares of our Common Stock at a price per share equal to the fair market value of the Common Stock on the grant date. These 200,000 shares vest in equal amounts of a three year period beginning on the first anniversary date of the grant.

On July 31, 2025, we adopted a non-employee director compensation policy designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Pursuant to the policy, each non-employee director will receive an annual cash retainer of $120,000, payable at the director’s election in cash or shares of Common Stock. These retainers are paid quarterly in arrears on or before the fifteenth (15th) business day following the end of each calendar quarter. Each non-employee director also receives an annual equity award of 60,000 shares of Common Stock under the Company’s Amended and Restated 2023 Equity Incentive Plan. These shares of Common Stock are to be issued annually in arrears on or before the fifteenth (15th) business day following the end of each calendar year. Non-employee directors are also reimbursed for reasonable travel expenses in connection with their attendance at board of director and committee meetings. Upon appointment, each non-employee directors will receive 200,000 restricted shares of Common Stock, vesting in equal instalments over three (3) years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to the holdings of each stockholder known by us to own beneficially more than 5% of the Company’s common stock, each of our directors and named executive officers, and all of our current directors and executive officers as a group. A person is also deemed to be a beneficial owner of the Company’s common stock if that person has or shares voting power, which includes the power to vote or direct the voting of the Company’s common stock, or investment power, which includes the power to dispose of or to direct the disposition of such capital stock. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of the Company’s common stock shown as beneficially owned by the stockholder.

Name of Beneficial Owner(1)	Shares Beneficially Owned (Number)	Percent of Common Stock (%)
Directors and Named Executive Officers
Surren Ajjarapu(2)	356,235	[13.46]%
Prashant Patel(3)	319,805	[12.08]%
Shafaat Pirani	2,042	*
Gary Herman	0	*
Marlene Velez	0	*
Eric Sherb	0	*
All directors and executive officers as a group	683,949	[25.84]%

Other Five Percent Holders
Brian Norton(4)	364,099	[13.75]%
Annapurna Gundlapalli, Trustee of the Annapurna Gundlapalli Revocable Trust 2010	178,880	[6.76]%
Blue Cap Acquisitions LLC	[151,997]	[5.74]%

*Represents beneficial ownership of less than 1%

(1) The mailing address of all individuals listed is c/o Wellgistics Health, Inc., 3000 Bayport Drive, Suite 950, Tampa, FL 33607.

(2) Includes (i) 157,645 shares owned directly by Mr. Ajjarapu, (ii) 89,264 shares owned by the Sandhya Ajjarapu Revocable Trust 2007, for which Mr. Ajjarapu claims beneficial ownership through his wife, Sandhya Ajjarapu, who serves as trustee, (iii) 62,000 shares owned by Sansur Associates LLC, an entity that Mr. Ajjarapu beneficially owns and for which Mr. Ajjarapu thereby claims beneficial ownership, and (iv) 47,326 shares owned by Sea Rider Capital LLC, an entity that Mr. Ajjarapu beneficially owned.

(3) Includes (i) 182,365 shares owned directly by Mr. Patel, (ii) 89,440 shares owned by the Patel Trust 2010, for which Mr. Patel claims beneficial ownership, as co-trustee with his wife, Rina Patel, and (iii) 48,000 shares owned by Goldshield Health LLC, an entity that Mr. Patel beneficially owns and for which Mr. Patel thereby claims beneficial ownership.

(4) Includes (i) 180,895 shares owned directly by Mr. Norton, (ii) 132,060 shares owned by Strategix Global LLC, an entity in which Mr. Norton has a beneficial interest, and (iii) 51,144 shares owned by Nomad Capital LLC, an entity in which Mr. Norton has a beneficial interest. The ownership of certain of these shares is currently the subject of ongoing litigation between the Company and Mr. Norton. The Company has not taken a position for purposes of this table as to the ultimate beneficial ownership of such shares. Accordingly, these shares are included herein based on current record ownership.

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PROPOSAL NO. 1:

THE NAME CHANGE PROPOSAL

General

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation to change our name from “Wellgistics Health, Inc.” to “DataMeds AI, Inc.”.

Reasons for the Name Change

Incorporated in 2022, we are a holding company for existing and future planned operating companies centered around pharmaceuticals and healthcare services. We seek to be a micro health ecosystem, with a portfolio of companies consisting of a pharmacy, wholesale operations, and a technology division that provides a novel platform for hub and clinical services. We are focused on improving the lives of patients while delivering unique solutions for pharmacies, providers, pharmaceutical manufacturers, and payors. With the successful integration of its patient-centric approach and innovative healthcare applications, we intend to shift the dynamic of pharmaceutical care to revolve around the patient for a wide range of therapeutic conditions by offering a full spectrum of integrated solutions as a result of leveraging the synergies of its business segments to address access, care coordination, dispensing, delivery, and clinical management of pharmaceutical products ranging from “specialty-lite” to general maintenance conditions. We currently exist as a holding company conducting business through two wholly owned subsidiaries—Wood Sage LLC and Wellgistics, LLC—and two indirect subsidiaries—Alliance Pharma Solutions LLC d/b/a DelivMeds (n/k/a Wellgistics Tech & Hub, LLC) and Community Specialty Pharmacy, LLC (n/k/a Wellgistics Pharmacy, LLC). Our Board believes that the proposed name change will better align the Company’s corporate identity with its current business model and strategic focus as a healthcare technology and pharmaceutical services platform, and will provide a clearer and more cohesive brand as the Company continues to execute on its integrated “micro health ecosystem” strategy.

Effects of the Name Change

The Board shall cause the Certificate of Amendment to change our name from “Wellgistics Health, Inc.” to “DataMeds AI, Inc.” (the “Name Change Amendment”). The change of our name will not by itself have any effect on our corporate status or the rights of stockholders, or affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold. Stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent. If stockholders approve the Name Change Proposal, we intend to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such approval.

If the Name Change Amendment becomes effective, our common stock is expected to continue to be listed on the Nasdaq Capital Market, and, if Nasdaq approves our requested symbol change, to trade under the new symbol “MEDS”. Our business, management, fiscal year, consolidated financial statements, and SEC reporting obligations will remain unchanged. Stock certificates that were issued under our current name, Wellgistics Health, Inc., will continue to be valid and will not need to be exchanged solely as a result of the name change. Stockholders holding certificated shares may request, but will not be required to request, new certificates bearing the new corporate name as they otherwise transfer or replace their certificates in the ordinary course, subject to our customary fees, if any.

The name change will become effective upon the filing of the Name Change Amendment with the Secretary of State of the State of Delaware, or such later effective time as may be specified in the Name Change Amendment in accordance with the DGCL.

The proposed form of Name Change Amendment is attached as Appendix A to this Proxy Statement (subject to any changes required by applicable law and provided that, since Proposal No. 2 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Secretary of State of the State of Delaware to effect multiple approved proposals).

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the name change of the Company.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 1.

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PROPOSAL NO. 2:

THE PREFERRED STOCK AUTHORIZATION PROPOSAL

Overview

Our Board unanimously approved and recommended that our stockholders approve an amendment to our Certificate of Incorporation to authorize 1,000,000 shares of “blank check” preferred stock (the “Blank Check Amendment”). To be able to take effect, stockholders holding a majority of the shares of common stock outstanding and entitled to vote on the proposed action must approve the Blank Check Amendment, and the Blank Check Amendment must then be filed with the Secretary of State of the State of Delaware. The proposed form of Blank Check Amendment is attached as Appendix B to this Proxy Statement (subject to any changes required by applicable law and provided that, since Proposal No. 1 will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Secretary of State of the State of Delaware to effect multiple approved proposals).

Reasons for the Authorization of Preferred Stock

The Company currently is not authorized to issue preferred stock. Our Board authorized and approved the Blank Check Amendment so that preferred stock will be available for issuance to provide the Company with maximum financial and strategic flexibility with respect to future transactions. The preferred stock is referred to as a “blank check” because the Board, in its discretion, will be authorized to provide for the issuance of all or any shares of the stock in one or more classes or series, specifying the number of shares to be included in the class or classes, the distinguishing designations of each class, and the preferences, limitations, and relative rights applicable to each class, subject to the limitations of Delaware law.

The authority of the Board with respect to each class or series will include, without limitation, the right to determine redemption price or prices and timing, dividend rates (which may be cumulative or non-cumulative), conditions, and timing, as well as preferences in relation to the dividends payable on any other class or series, rights upon the dissolution or upon any distribution of the assets of the Company, conversion or exchange rights (including the price or prices and rates of conversion or exchange and adjustments, if any), limitations on the issuance of additional shares of such class or series (or shares of any other class or series of preferred stock), voting rights, and other preferences, powers, qualifications, rights, and privileges, all as the Board may deem advisable and as are not inconsistent with law and the provisions of the Certificate of Incorporation.

No further authorization will be required from the Company’s stockholders for any of the above-described actions, except as may be required for a particular transaction by applicable law or regulation, including, but not limited to, SEC rules or regulations or the listing regulations of the Company’s securities exchange.

Effects of the Proposed Blank Check Amendment

The Blank Check Amendment would not have any immediate effect on the rights of existing stockholders. However, to the extent that shares of common stock are issued in the future, such issuance would decrease existing stockholders’ percentage equity ownership, dilute any earnings per share and book value per share of outstanding shares of common stock, and, depending upon the price at which they are issued, could be dilutive to existing stockholders.

The possible future issuance of shares of our preferred stock or securities convertible or exercisable into our preferred stock could affect our current stockholders in a number of ways. The issuance of new shares of preferred stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of preferred stock may also affect the number of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company. In addition, the future issuance of shares of our preferred stock or securities convertible or exercisable into shares of our preferred stock could dilute the market price of our common stock to the extent that shares of common stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into common stock, to the extent that the securities provide for the conversion or exercise into common stock at prices that could be below current trading prices of the common stock. Such issuances could also dilute the earnings per share, if any, and book value per share of the outstanding shares of our common stock, and could make the payment of dividends on common stock, if any, potentially more expensive.

The Company is seeking separate stockholder approval in this Proxy Statement for the designation and issuance of a new series of super-voting preferred stock to be issued to certain directors and executive officers. Approval of this Preferred Stock Authorization Proposal is necessary for the Company to implement the Super-Voting Preferred Stock Proposal. If this Proposal No. 2 is not approved, the Company will not have authority under its Certificate of Incorporation to issue preferred stock, and the Company will not be able to proceed with the designation or issuance of preferred stock described in Proposal No. 4 unless and until stockholders approve preferred stock authorization at a later date.

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Anti-Takeover Effects

Although the Blank Check Amendment is prompted by business and financial considerations, stockholders nevertheless should be aware that such an increase could facilitate future efforts by our management to deter or prevent a change in control of the Company. Although the Board has not recommended the Blank Check Amendment with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. By way of example, the issuance of additional shares could dilute the stock ownership and voting power of persons seeking to obtain control of the Company, or shares could be issued to purchasers who would support the Board in opposing a proposal. In addition, the prospect of future share issuances may have the effect of delaying or discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful, including challenges that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

The Board and executive officers of the Company do not know of any current effort to obtain control of the Company or to accumulate large amounts of common stock.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the authorization of shares of blank check preferred stock.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The Board unanimously recommends a vote “FOR” Proposal No. 2.

PROPOSAL NO. 3:

THE INCENTIVE PLAN AMENDMENT PROPOSAL

Overview

Our Board has unanimously approved, and recommends that stockholders approve, an amendment (the “Incentive Plan Amendment”) to the Wellgistics Health, Inc. Amended and Restated 2023 Equity Incentive Plan (the “Incentive Plan”) as described below.

As of the date of this Proxy Statement, the Incentive Plan provides for the issuance of up to 870,122 shares of the Company’s common stock, as adjusted by the Company’s reverse stock split on May 26, 2026, and subject to an automatic annual increase (the “Annual Increase”) described below.

Pursuant to the Incentive Plan Amendment, the Board approved and recommends the authorization of the issuance of up to 6,000 shares of the Super-Voting Preferred under the Incentive Plan, which may be granted or issued pursuant to equity awards in such form and with such rights and preferences as may be determined by the Board or the Administrator in accordance with the terms of the Incentive Plan (the “Issuance of the Super-Voting Preferred”).

In addition, if this Proposal No. 3 is approved, the Incentive Plan will be amended to provide that, beginning on January 1, 2027 and on each January 1 thereafter, the number of shares reserved for issuance under the Incentive Plan will automatically increase by a number of shares equal to up to twenty percent (20%) of the total number of shares of the Company’s common stock outstanding on the immediately preceding December 31, or such lesser number of shares as may be determined by the Administrator (as defined below) (the “Annual Increase”).

The Annual Increase is intended to operate as a maximum potential increase, and the Administrator retains full discretion to determine the actual number of shares, if any, to be added in any given year. The Administrator expects to evaluate the amount of any Annual Increase each year based on the Company’s equity usage, anticipated hiring and retention needs, and dilution considerations, and may determine to provide for a lesser increase or no increase in any given year.

The Board has directed that the Incentive Plan Amendment be submitted to the Company’s stockholders for approval at the Annual Meeting.

If stockholders do not approve this Proposal No. 3, the Incentive Plan will remain in effect in accordance with its current terms.

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Purpose and Background of the Incentive Plan Amendment

The Board believes that equity-based compensation is a critical component of the Company’s overall compensation program and is essential to attracting, retaining and motivating key employees, officers, directors and consultants.

In recommending approval of the Incentive Plan Amendment, the Board considered several factors, including:

●	Alignment with Stockholder Interests. Equity awards align the interests of employees, management and directors with those of stockholders by linking compensation to the long-term performance of the Company’s common stock.
●	Anticipated Growth and Capital Structure Evolution. The Company expects its capitalization and operations to expand over time, including through potential strategic transactions, financings and hiring initiatives.
●	Flexibility for Multi-Year Equity Compensation. The revised Annual Increase is intended to provide the Company with sufficient flexibility to make equity awards over multiple years without the need for frequent stockholder approvals.
●	Competitive Compensation Practices. The Board believes that the ability to grant equity awards at competitive levels is essential for the Company to attract and retain qualified personnel in a competitive market environment.

Dilution Considerations

The Board carefully considered the potential dilutive impact of the Issuance of the Super-Voting Preferred and the revised Annual Increase.

While the Issuance of the Super-Voting Preferred and Annual Increase will increase the number of shares available for issuance under the Incentive Plan, the Board believes that:

●	equity compensation reduces the Company’s reliance on cash compensation,
●	awards granted under the Incentive Plan are generally subject to vesting and/or performance-based conditions, and
●	the Administrator retains discretion to determine the timing and amount of awards granted, including the ability to reduce or eliminate any Annual Increase in a given year.

The Board also considered that the Annual Increase is calculated annually based on the Company’s then-outstanding shares, which is intended to scale the share reserve in a manner that reflects the Company’s size and growth over time. The Board believes that this structure provides an appropriate balance between flexibility to support the Company’s growth and the need to responsibly manage stockholder dilution over time.

Summary of the Incentive Plan (as Amended)

The material terms of the Incentive Plan are summarized below. This summary reflects the Incentive Plan as proposed to be amended by the Incentive Plan Amendment.

Share Reserve

If this Proposal No. 3 is approved, the maximum number of shares of common stock reserved and available for issuance under the Incentive Plan (the “Share Reserve”) will be:

●	870,122 shares, plus
●	the Annual Increase, beginning January 1, 2027 and on each January 1 thereafter, equal to up to 20% of the Company’s outstanding common stock as of the immediately preceding December 31, or such lesser number of shares as may be determined by the Administrator, plus
●	Issuance of 6,000 shares of Super-Voting Preferred.

The Administrator retains full discretion to determine the size of any Annual Increase, including the ability to provide for a lesser increase or no increase in any given year. Shares issued under the Incentive Plan may be newly issued shares or reacquired shares of the Company.

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Administration

The Incentive Plan is administered by the compensation committee of the Board (the “Administrator”), which has broad authority to administer the Incentive Plan, including the authority to select participants, determine the types and terms of awards, and interpret the provisions of the Incentive Plan.

Eligibility

Employees, officers, non-employee directors and consultants of the Company and its affiliates are eligible to receive awards under the Incentive Plan.

Types of Awards

The Incentive Plan permits the grant of a variety of equity and equity-based awards, including:

●	stock options (including incentive stock options and nonqualified stock options),
●	stock appreciation rights,
●	restricted stock,
●	restricted stock units,
●	performance-based awards,
●	stock bonuses and other stock-based awards, and
●	cash-based awards.

Vesting and Terms

Awards granted under the Incentive Plan may be subject to time-based and/or performance-based vesting conditions, as determined by the Administrator. The maximum term of stock options and stock appreciation rights is generally ten (10) years.

Adjustments and Corporate Transactions

The Incentive Plan includes customary provisions for adjustments in the event of stock splits, stock dividends, recapitalizations and similar events, as well as provisions addressing the treatment of awards in connection with mergers, acquisitions and other corporate transactions.

Amendment and Termination

The Board may amend or terminate the Incentive Plan at any time, subject to stockholder approval to the extent required by applicable law or stock exchange rules.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal or dissenters’ rights with respect to this proposal.

Required Vote of Stockholders

Approval of this Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the Incentive Plan Amendment Proposal.

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PROPOSAL NO. 4:

SUPER-VOTING PREFERRED STOCK PROPOSAL

Overview

We are asking stockholders to approve (i) the designation of a new non-convertible series of preferred stock designated as “Series A Super-Voting Preferred Stock” (the “Super-Voting Preferred”) and (ii) the issuance of shares of Super-Voting Preferred to certain members of our Board of Directors and executive management, as described below, including for purposes of Nasdaq Listing Rule 5635(c) and, if applicable, Nasdaq Listing Rule 5635(b). The proposed form of certificate of designation designating 6,000 Super-Voting Preferred Shares is attached as Appendix D (the “Certificate of Designations”) to this Proxy Statement.

The Super-Voting Preferred is intended to support the Company’s long-term strategic objectives by providing voting stability through a security with enhanced voting rights and limited economic rights. The Super-Voting Preferred will have no conversion rights and will not be convertible into shares of common stock or any other security of the Company.

Reasons for issuance of Super-Voting Preferred

The Board believes that establishing the Super-Voting Preferred and issuing a limited number of such shares to directors and management will:

●	strengthen the Company’s ability to execute multi-year initiatives without undue influence from short-term market volatility;
●	align long-term strategic decision-making with experienced leadership; and
●	reduce execution risk for critical programs where continuity of control over corporate actions is important.

We recognize that governance observers may express concern about potential entrenchment or dilution of common-stock voting power. To address these considerations, the Super-Voting Preferred is designed with guardrails described under “Key Terms”.

Key Terms

If approved, the Certificate of Designations for the Super-Voting Preferred would provide substantially the following terms (capitalized terms as used in the Certificate of Designations):

●	Voting Rights. Each share of Super-Voting Preferred will be entitled to 10,000 votes per share on all matters submitted to a vote of stockholders, voting together with the common stock as a single class, except as otherwise required by law. The voting power of the Super-Voting Preferred will be materially greater than the voting power of an equivalent number of shares of common stock.
●	Dividends and Liquidation. The Super-Voting Preferred will have de minimis economic rights: no dividend preference and a liquidation preference of $0.0001 per share, ranking senior to common stock solely with respect to such nominal preference.
●	No Conversion Rights. The Super-Voting Preferred will have no conversion rights and will not be convertible into shares of common stock or any other security of the Company. No holder will have any right to require conversion, and the Company will have no obligation to reserve common stock for issuance upon conversion of the Super-Voting Preferred.
●	Transfer Restrictions and Sunset. Shares of Super-Voting Preferred issued to directors and officers may not be transferred, assigned, pledged, or otherwise disposed of, except to the Company or as approved by a majority of disinterested directors. The final Certificate of Designations should include appropriate sunset or termination provisions, including upon transfer, termination of service, or such other events as the Board determines advisable.
●	Nasdaq Considerations. Because the issuance will be made to directors and officers, it implicates Nasdaq Listing Rule 5635(c) (equity compensation to directors/officers) and may also implicate Rule 5635(b) (change-of-control) depending on aggregate voting power. Where applicable, the Company is seeking stockholder approval for the insider issuance and the related voting-power effects.

Final terms will be set forth in the Certificate of Designations, substantially in the form filed with the SEC if this proposal is approved. The Super-Voting Preferred Stock Proposal is conditioned upon stockholder approval of the Preferred Stock Authorization Proposal. If Proposal No. 2 is not approved, the Company will not have authority under its Certificate of Incorporation to issue preferred stock, and this Proposal No. 4 will not be implemented even if approved by stockholders.

Potential Effects on Common Stockholders

Approval will concentrate voting power in the hands of the holders of Super-Voting Preferred and could make it more difficult for third parties to effect a change in control or for stockholders to influence corporate governance or strategic direction. The instrument is designed to have minimal economic rights and no conversion rights so as not to dilute common economic interests, but it will dilute common-stock voting power.

No Dissenters’ Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal or dissenters’ rights with respect to this proposal.

Required Vote of Stockholders

Approval of this Proposal No. 4 requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the Super-Voting Preferred Stock Proposal.

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PROPOSAL NO. 5:

ELECTION OF DIRECTORS PROPOSAL

Overview

The Company’s Board currently consists of five members. All five members of the Board are standing for re-election at the Annual Meeting. Prashant Patel, Surendra Ajjarapu, Donald Fell, Gary Herman and Marlene Velez (each, a “Director Nominee” and, collectively, the “Director Nominees”) have been nominated for election as directors by the Board to serve for a term of office to expire at the 2027 Annual Meeting of Stockholders, with each to hold office until his/her successor has been duly elected or appointed. Each Director Nominee has expressed her/his intention to serve the entire term for which election is sought.

For more information regarding each Director Nominee, refer to the section titled “Corporate Governance.”

Required Vote of Stockholders

Approval of this Proposal No. 5 requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees, as described in the Election of Directors Proposal.

PROPOSAL NO. 6:

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PROPOSAL

Overview

The Board has appointed Suri & Co., Chartered Accountants (“Suri”) as our independent registered public accounting firm for the year ending December 31, 2026. A representative of Suri is expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Suri to the stockholders for ratification. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

Required Vote of Stockholders

Approval of this Proposal No. 6 requires the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon.

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the Appointment of Independent Registered Public Accounting Firm Proposal.

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AUDIT COMMITTEE REPORT

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2025, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

None of the members of our Audit Committee are professional accountants. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that Suri & Co, Chartered Accountants, is in fact “independent.”

AUDIT COMMITTEE:

Gary Herman

Donald Fell

Marlene Velez

AUDIT FEES

The Audit Committee appointed Suri as the Company’s independent registered public accounting firm for the fiscal year ended January 31, 2026.

The Sarbanes-Oxley Act of 2002 prohibits an independent public accountant from providing certain non-audit services for an audit client. The Company engages various other professional service providers for these non-audit services as required. Other professional advisory and consulting service providers are engaged where the required technical expertise is specialized and cannot be provided economically by employee staffing. Such services include tax services.

The following table sets forth fees billed by Suri for the fiscal years 2024 and 2025:

	2025	2024
Audit Fees	$154,000.00	$96,000.00
All Other Fees	$0.00	$0.00
Total	$154,000.00	$96,000.00

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OTHER MATTERS

The Board knows of no other business that will be presented to the Annual Meeting other than the matters described in this Proxy Statement. The proxy holder also will have discretionary authority to vote on matters properly incident to the conduct of the Annual Meeting, including, if the Board determines it is appropriate, to vote to adjourn, postpone, or continue the Annual Meeting for the purpose of soliciting additional proxies in accordance with the Board’s recommendations. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the person voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers, or other employees, personally or by telephone, facsimile, or email, none of whom will be compensated separately for these solicitation activities. If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date, and return your proxy promptly. In the event you are able to attend the Annual Meeting virtually, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and other proxy materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 3000 Bayport Drive, Suite 950, Tampa, FL 33607, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD OF DIRECTORS

June [ ], 2026

/s/ Prashant Patel
Prashant Patel
President

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APPENDIX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WELLGISTICS HEALTH, INC.

WELLGISTICS HEALTH, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Wellgistics Health, Inc. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on October 30, 2024, as amended (the “Certificate of Incorporation”).

SECOND: The Certificate of Incorporation is hereby amended to reflect a change in the name of the Corporation by replacing ARTICLE I thereof with the following:

“The name of the corporation is DataMeds AI, Inc. (the “Corporation”).”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the [   ] day of [   ], 2026.

WELLGISTICS HEALTH, INC.

By:	/s/ Prashant Patel
Name:	Prashant Patel
Title:	President

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APPENDIX B

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF WELLGISTICS HEALTH, INC.

WELLGISTICS HEALTH, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: That at a meeting of the Board of Directors of Wellgistics Health, Inc. resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, as amended (the “Certificate of Incorporation”), declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that Article IV of Certificate of Incorporation be amended and restated in its entirety to read as follows:

The aggregate number of shares, which the Corporation shall have authority to issue, shall consist of (i) 500,000,000 shares of common stock having a $0.0001 par value (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock having a $0.0001 par value (the “Preferred Stock”).

The Common and/or Preferred Stock of the Corporation may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Board of Directors may issue such shares of Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.”

SECOND: That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholders meeting at which all shares entitled to vote thereon were present and voted, approved of the proposed amendment at the Annual Meeting of Stockholders held on [July 20], 2026 pursuant to Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the [   ] day of [   ], 2026.

WELLGISTICS HEALTH, INC.

By:	/s/ Prashant Patel
Name:	Prashant Patel
Title:	President

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APPENDIX C

AMENDMENT

TO THE

WELLGISTICS HEALTH, INC.

AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN

This Amendment (the “Amendment”) to the Amended and Restated 2023 Equity Incentive Plan, as amended (the “Plan”), of Wellgistics Health, Inc. (the “Company”). All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

WHEREAS, pursuant to Section 16 of the Plan, the Board of Directors of the Company may amend the Plan, subject to stockholder approval to the extent required by applicable law, the rules of any national securities exchange on which the Company’s securities are listed, or the terms of the Plan;

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to amend the Plan to authorize the grant and issuance of shares of the Company’s Series A Super-Voting Preferred Stock under the Plan, subject to the terms and limitations set forth herein;

WHEREAS, the Series A Super-Voting Preferred Stock is intended to be a non-convertible series of preferred stock having the rights, preferences, privileges, restrictions, voting powers and other terms set forth in the Certificate of Designation, as defined below; and

WHEREAS, this Amendment shall become effective upon approval by the Company’s stockholders and, with respect to any issuance of Series A Super-Voting Preferred Stock, only after the Company has taken all necessary corporate actions to authorize such series of preferred stock, including the filing of the Certificate of Designation with the Secretary of State of the State of Delaware.

NOW, THEREFORE, be it effective as of the date hereof, the Plan is hereby amended as follows, subject to approval by the Company’s stockholders:

1.

Amendment to Definitions

Section 1(c) of the Plan is hereby amended by adding or replacing the following definitions in appropriate alphabetical order:

“Certificate of Designation” means the Certificate of Designation of Series A Super-Voting Preferred Stock of the Company filed with the Secretary of State of the State of Delaware, as amended from time to time.

“Preferred Stock Award” means an Award granted under the Plan representing the right to receive shares of Series A Super-Voting Preferred Stock, subject to the terms and conditions of the Plan, the applicable Award Agreement, and the Certificate of Designation.

“Series A Super-Voting Preferred Stock” means the Company’s Series A Super-Voting Preferred Stock, par value $0.0001 per share, having the rights, preferences, privileges, restrictions, voting powers and other terms set forth in the Certificate of Designation.

The definition of “Award” in Section 1(c) of the Plan is hereby amended and restated as follows:

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, Other Stock-Based Award, Preferred Stock Award, or any other right, interest or option granted pursuant to the Plan.

The definition of “Stock,” in Section 1(c) of the Plan is hereby amended and restated as follows:

“Stock” means shares of the Company’s common stock, par value $0.0001 per share; provided, however, that solely for purposes of a Preferred Stock Award expressly granted under the Plan, “Shares” or “Stock” shall also include shares of Series A Super-Voting Preferred Stock, subject to the separate Preferred Stock Limit set forth in Section 3 of the Plan.

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2.

Amendment to Stock Issuable

Section 3(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 870,122 shares (as adjusted by the Company’s reverse stock split effective May 26, 2026, the “Initial Limit”), plus on January 1, 2027 and on each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by twenty percent (20%) of Common Stock issued and outstanding on the immediately preceding December 31, or such lesser number of shares as approved by the Administrator (the “Annual Increase”), in each case subject to adjustment as provided in Section 3(c).

In addition, subject to adjustment as provided in Section 3(c), up to 6,000 shares of the Company’s Series A Super-Voting Preferred Stock shall be reserved and available for issuance under the Plan pursuant to Awards granted under the Plan (the “Preferred Share Limit”).

No shares of preferred stock other than shares of Series A Super-Voting Preferred Stock may be granted or issued under the Plan unless such issuance is expressly authorized by an amendment to the Plan and approved by the Company’s stockholders to the extent required by applicable law, the rules of any national securities exchange on which the Company’s securities are listed, or the terms of the Plan.

If any shares of Series A Super-Voting Preferred Stock issued under the Plan are forfeited, cancelled, redeemed by the Company without consideration, or otherwise terminated without having become vested or without having been fully earned, such shares shall again become available for issuance as Preferred Stock Awards under the Plan, subject to the Preferred Stock Limit and applicable law.

In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. Awards that may be settled solely in cash shall not be counted against the share reserve, nor shall they reduce the shares of Stock authorized for grant to a grantee in any calendar year.”

3.

Preferred Stock Awards

The Plan is hereby amended by adding the following new section:

Preferred Stock Awards. Subject to the terms and conditions of the Plan, the applicable Award Agreement, the Company’s certificate of incorporation, the Company’s bylaws, and the Certificate of Designation, the Administrator may grant Awards consisting of shares of Series A Super-Voting Preferred Stock to eligible Participants under the Plan.

Each Preferred Stock Award shall be evidenced by an Award Agreement that specifies the number of shares of Series A Super-Voting Preferred Stock subject to the Award, the vesting schedule, any forfeiture or repurchase rights, any transfer restrictions, and such other terms and conditions as the Administrator determines to be appropriate and consistent with the Plan and the Certificate of Designation.

The voting rights, liquidation preference, dividend rights, redemption rights, transfer restrictions and other powers, preferences, privileges, restrictions and rights of the Series A Super-Voting Preferred Stock shall be as set forth in the Certificate of Designation. For avoidance of doubt, shares of Series A Super-Voting Preferred Stock issued pursuant to the Plan shall have the voting rights set forth in the Certificate of Designation.

No Preferred Stock Award shall be granted, issued, vested, settled or otherwise become effective unless and until the Company has obtained all approvals required under applicable law, the rules and regulations of any national securities exchange on which the Company’s securities are listed, the Company’s certificate of incorporation, the Certificate of Designation and the Plan.

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4.

No Conversion Rights

The Plan is hereby amended by adding the following provision:

No Conversion Rights. Shares of Series A Super-Voting Preferred Stock granted or issued under the Plan shall not be convertible into or exchangeable for shares of Common Stock or any other securities of the Company. No Award Agreement shall provide for any conversion, exchange, exercise, settlement or similar right with respect to shares of Series A Super-Voting Preferred Stock unless the Plan is further amended to authorize such right and such amendment is approved by the Company’s stockholders to the extent required by applicable law, the rules of any national securities exchange on which the Company’s securities are listed, or the terms of the Plan.

5.

No General Authorization of Preferred Stock

The Plan is hereby amended by adding the following clarification:

Nothing in the Plan shall be construed to authorize the grant or issuance of any series of preferred stock other than the Series A Super-Voting Preferred Stock expressly authorized under this Amendment. The grant or issuance under the Plan of any other series of preferred stock shall require a further amendment to the Plan and stockholder approval of such amendment to the extent required by applicable law, the rules of any national securities exchange on which the Company’s securities are listed, or the terms of the Plan.

6.

Amendment to Adjustment Provisions

Section 3(c) of the Plan relating to adjustments upon stock splits, recapitalizations, mergers, reorganizations and similar events is hereby amended by adding the following sentence:

References in this Section to shares available under the Plan, Awards and shares subject to Awards shall include, to the extent applicable, shares of Series A Super-Voting Preferred Stock available under the Preferred Stock Limit and shares of Series A Super-Voting Preferred Stock subject to Preferred Stock Awards.

7.

The Plan is hereby amended by adding the following provision:

Notwithstanding anything in the Plan or any Award Agreement to the contrary, no Award involving Series A Super-Voting Preferred Stock shall be granted, issued, vested, settled or otherwise become effective to the extent such action would violate applicable law, the rules or regulations of any national securities exchange on which the Company’s securities are listed, or any stockholder approval requirement applicable to the Company.

2.	This Amendment shall become effective as of the date on which it is approved by the Company’s stockholders. No shares of Series A Super-Voting Preferred Stock may be issued under the Plan unless and until the Certificate of Designation has been filed with the Secretary of State of the State of Delaware and has become effective.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

IN WITNESS WHEREOF, the undersigned officer hereby certifies the foregoing amendment to the Plan which as of the [   ] day of [   ], 2026.

WELLGISTICS HEALTH, INC.

By:	/s/ Prashant Patel
Name:	Prashant Patel
Title:	President

35

APPENDIX D

CERTIFICATE OF DESIGNATION OF SERIES A SUPER-VOTING PREFERRED STOCK OF WELLGISTICS HEALTH, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, WELLGISTICS HEALTH, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Certificate of Incorporation of the Corporation, as amended, restated, supplemented or otherwise modified from time to time, including by the filing of any certificate of amendment authorizing preferred stock, if applicable (the “Certificate of Incorporation”), authorizes the issuance of up to 1,000,000 shares of preferred stock, par value $0.0001 per share, of the Corporation (“Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to establish and fix the number of shares to be included in such series and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

WHEREAS, the Board has duly adopted resolutions establishing and fixing the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock and does hereby in this Certificate of Designation establish and fix and herein state and express the designation, rights, preferences, powers, restrictions and limitations of such series of Preferred Stock as follows:

1. Designation.

There shall be a series of Preferred Stock designated as “Series A Super-Voting Preferred Stock” (the “Series A Super-Voting Preferred Stock”), and the number of shares constituting such series shall be 6,000. The rights, preferences, powers, restrictions and limitations of the Series A Super-Voting Preferred Stock shall be as set forth herein.

2. Defined Terms.

For purposes hereof, the following terms shall have the following meanings:

“Board” has the meaning set forth in the Recitals.

“Certificate of Designation” means this Certificate of Designation of Series A Super-Voting Preferred Stock.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.

“Date of Issuance” means, for any share of Series A Super-Voting Preferred Stock, the date on which the Corporation initially issues such share, without regard to any subsequent transfer of such share or reissuance of any certificate or book-entry notation representing such share.

“Disinterested Directors” means the directors of the Corporation who are not holders of Series A Super-Voting Preferred Stock and who do not have a material interest in the transaction or determination being approved.

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“Eligible Holder” means an individual who is, as of the applicable time, a director, officer or employee of the Corporation or any subsidiary of the Corporation.

“Liquidation” has the meaning set forth in Section 5.1.

“Liquidation Value” means, with respect to any share of Series A Super-Voting Preferred Stock, $0.0001 per share, as adjusted for any stock splits, stock dividends, recapitalizations or similar transactions with respect to the Series A Super-Voting Preferred Stock.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Share” means a share of Series A Super-Voting Preferred Stock.

“Sunset Event” means, with respect to any share of Series A Super-Voting Preferred Stock, the earliest to occur of the following: the transfer, assignment, pledge, hypothecation or other disposition of such share in violation of Section 9; the date on which the holder of such share ceases to be an Eligible Holder for any reason; the written resignation of the holder from all positions as a director, officer and employee of the Corporation and its subsidiaries; the termination of the holder’s service as a director, officer or employee of the Corporation and its subsidiaries; the death or disability of the holder; the date specified by the Board with the approval of a majority of the Disinterested Directors.

“Transfer” means any direct or indirect sale, assignment, transfer, pledge, hypothecation, encumbrance or other disposition, whether voluntary or involuntary, by operation of law or otherwise.

3. Rank.

With respect to the payment of dividends and the distribution of assets upon any Liquidation, the Series A Super-Voting Preferred Stock shall rank senior to the Common Stock solely to the extent of the Liquidation Value and shall have no other economic preference over the Common Stock.

4. Dividends.

The holders of Series A Super-Voting Preferred Stock shall not be entitled to receive any dividend preference, cumulative dividend or participating dividend in respect of the Series A Super-Voting Preferred Stock.

No dividend or distribution shall be declared or paid on the Series A Super-Voting Preferred Stock unless an equivalent nominal dividend or distribution is declared and paid in accordance with the limited economic rights expressly set forth in this Certificate of Designation; provided that no such dividend or distribution shall cause the Series A Super-Voting Preferred Stock to have economic rights greater than the nominal rights expressly set forth in this Certificate of Designation. For the avoidance of doubt, the Series A Super-Voting Preferred Stock has no conversion feature and shall not be treated as convertible into Common Stock or any other security for purposes of dividends or distributions.

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5. Liquidation.

5.1 Liquidation Preference.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a “Liquidation”), the holders of shares of Series A Super-Voting Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount in cash equal to the Liquidation Value for each outstanding share of Series A Super-Voting Preferred Stock held by such holder.

After payment in full of the Liquidation Value to the holders of Series A Super-Voting Preferred Stock, the holders of Series A Super-Voting Preferred Stock shall not be entitled to receive any further distribution of assets or funds of the Corporation by reason of their ownership of Series A Super-Voting Preferred Stock.

5.2 Insufficient Assets.

If upon any Liquidation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Super-Voting Preferred Stock the full preferential amount to which they are entitled under Section 5.1, the holders of Series A Super-Voting Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts that would otherwise be payable in respect of the Series A Super-Voting Preferred Stock if all amounts payable on or with respect to such shares were paid in full.

6. Voting.

6.1 Voting Generally.

Except as otherwise required by applicable law or expressly provided in this Certificate of Designation, each holder of outstanding shares of Series A Super-Voting Preferred Stock shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, whether at a meeting of stockholders, by written consent in lieu of a meeting or otherwise.

In any such vote, each share of Series A Super-Voting Preferred Stock shall be entitled to 10,000 votes per share, and the holders of Series A Super-Voting Preferred Stock shall vote together with the holders of Common Stock as a single class except as otherwise required by applicable law.

Each holder of outstanding shares of Series A Super-Voting Preferred Stock shall be entitled to notice of all stockholder meetings and requests for written consent in accordance with the Corporation’s bylaws and applicable law.

6.2 Cessation of Voting Rights upon Sunset Event.

Immediately upon the occurrence of a Sunset Event with respect to any share of Series A Super-Voting Preferred Stock, such share shall cease to be entitled to the voting rights set forth in Section 6.1 and shall thereafter be entitled to no voting rights except as otherwise required by applicable law, pending redemption or cancellation in accordance with Section 8.

6.3 No Separate Director Designation Right.

The holders of Series A Super-Voting Preferred Stock shall not have any separate right, voting as a separate class, to elect any director of the Corporation unless otherwise required by applicable law.

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6.4 Protective Class Vote.

So long as any shares of Series A Super-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Series A Super-Voting Preferred Stock, voting separately as a single class with one vote per share, amend, alter, modify or repeal any provision of the Certificate of Incorporation, this Certificate of Designation or the bylaws of the Corporation in a manner that adversely affects the rights, preferences, powers, restrictions or limitations of the Series A Super-Voting Preferred Stock in a manner that is disproportionate to the effect on the Common Stock.

7. Conversion.

The Series A Super-Voting Preferred Stock shall not be convertible into Common Stock or any other security of the Corporation.

No holder of Series A Super-Voting Preferred Stock shall have any right to require the Corporation to convert any share of Series A Super-Voting Preferred Stock into Common Stock or any other security, and the Corporation shall not have any obligation to reserve shares of Common Stock for issuance upon conversion of the Series A Super-Voting Preferred Stock.

8. Redemption; Sunset.

8.1 No Optional Redemption.

Except as expressly provided in this Section 8, the Series A Super-Voting Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof.

8.2 Automatic Redemption upon Sunset Event.

Immediately upon the occurrence of a Sunset Event with respect to any share of Series A Super-Voting Preferred Stock, such share shall automatically be redeemed by the Corporation, to the extent permitted by applicable law, for a redemption price equal to the Liquidation Value of such share.

If the Corporation is not permitted by applicable law to redeem any such share at the time of the applicable Sunset Event, then such share shall remain outstanding solely until the Corporation is legally permitted to redeem such share, shall not be entitled to the voting rights set forth in Section 6.1 during such period and shall be redeemed as promptly as practicable after the Corporation is legally permitted to do so.

8.3 Board Redemption Right.

The Corporation may, by resolution of the Board approved by a majority of the Disinterested Directors, redeem all or any portion of the outstanding shares of Series A Super-Voting Preferred Stock for a redemption price equal to the Liquidation Value of each share so redeemed.

8.4 Effect of Redemption.

If the redemption price is paid or tendered for any share of Series A Super-Voting Preferred Stock to be redeemed pursuant to this Section 8, then all rights of the holder in such share shall cease, and such share shall no longer be deemed issued and outstanding.

9. Transfer Restrictions.

No holder of Series A Super-Voting Preferred Stock may Transfer any share of Series A Super-Voting Preferred Stock, except for a Transfer to the Corporation or a Transfer approved in advance by the Board with the approval of a majority of the Disinterested Directors.

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Any purported Transfer of any share of Series A Super-Voting Preferred Stock in violation of this Section 9 shall be null and void ab initio, and the Corporation shall not register any such Transfer on its books and records.

Any attempted Transfer of any share of Series A Super-Voting Preferred Stock in violation of this Section 9 shall constitute a Sunset Event with respect to such share.

10. Reissuance of Series A Super-Voting Preferred Stock.

Any shares of Series A Super-Voting Preferred Stock redeemed, purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and shall not thereafter be reissued, sold or transferred.

11. Notices.

Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given when delivered by hand with written confirmation of receipt, when received by the addressee if sent by a nationally recognized overnight courier with receipt requested, on the date sent by e-mail of a PDF document with confirmation of transmission if sent during normal business hours of the recipient and on the next business day if sent after normal business hours of the recipient, or on the third day after the date mailed by certified or registered mail, return receipt requested, postage prepaid.

Such communications shall be sent to the Corporation at its principal executive offices and to any stockholder at such holder’s address as it appears in the stock records of the Corporation, or at such other address as shall be specified in a notice given in accordance with this Section 11.

12. Amendment and Waiver.

No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Corporation and approved by the Board and, to the extent required by applicable law, the holders of the outstanding shares of Series A Super-Voting Preferred Stock voting as a separate class.

No amendment, modification or waiver of the terms or relative priorities of the Series A Super-Voting Preferred Stock may be accomplished by merger, consolidation or other transaction of the Corporation with another corporation or entity unless the Corporation has obtained the approvals required by this Section 12.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its duly authorized officer this [   ]h day of [   ], 2026.

WELLGISTICS HEALTH, INC.

By:	/s/ Prashant Patel
Name:	Prashant Patel
Title:	President

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